

2018

4th Quarter Report

FIRST GUARANTY BANCSHARES, INC.

www.fgb.net

A Message to Our Shareholders

Dear Shareholders,

The strong earnings path of 2018 continued in the fourth quarter to bring us net income for the year 2018 of $14,213,000 compared to $11,751,000 for the year ending December 31, 2017. These earnings were powered by our loan portfolio as our loan interest income for the year 2018 rose to $64,836,000 compared to $54,034,000 for the year 2017. Our net interest margin rose to 3.41% for the year 2018 compared to 3.33% for the year ending December 31, 2017.

The strength of our loan demand is shown by the fact that our loan portfolio increased to $1.225 billion as of December 31, 2018 from $1.149 billion as of December 31, 2017 and our closed, but unfunded loans increased to $230.6 million from $179.5 million. The total increase in 2018 of closed loans was $127 million.

These results combined to yield earnings per share on your shares of stock of $1.61 for the year ending December 31, 2018 compared to $1.37 for the year ending December 31, 2017. A very positive result is that our net interest margin continued to rise in face of increasing competition for deposits. Acting to improve upon these excellent results as we go forward, during the year 2018 we shifted $96,353,000 in assets from lower yielding investments to be used in higher yielding loans. As of the fourth quarter 2018, loan yields had risen to 5.70% compared to 5.15% as of fourth quarter 2017.

Your stockholder's equity increased to $147,284,000 compared to $143,983,000 as of December 31, 2017. We continue to progress toward our goal of building a fortress balance sheet and enhancing shareholder value. We appreciate the support of our shareholders. We look forward to the future.

Thank you for your attention.

Sincerely,

Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.
NASDAQ Symbol: FGBI

NASDAQ Symbol: FGBI

We're Social

Consolidated Statements of Condition

(in thousands, except share data)

	December 31, 2018 (unaudited)	December 31, 2017
Assets		
Cash and cash equivalents:		
Cash and due from banks	$127,416	37,205
Federal funds sold	549	823
Cash and cash equivalents	127,965	38,028
Investment securities:		
Available for sale, at fair value	296,977	381,535
Held to maturity, at cost (estimated fair value of $104,840 and $118,557, respectively)	108,326	120,121
Investment securities	405,303	501,656
Federal Home Loan Bank stock, at cost	2,393	2,351
Loans held for sale	344	1,308
Loans, net of unearned income	1,225,268	1,149,014
Less: allowance for loan losses	10,776	9,225
Net loans	1,214,492	1,139,789
Premises and equipment, net	39,695	38,020
Goodwill	3,472	3,472
Intangible assets, net	3,528	4,424
Other real estate, net	1,138	1,281
Accrued interest receivable	6,716	7,982
Other assets	12,165	12,119
Total Assets	$1,817,211	$1,750,430
Liabilities and Shareholders' Equity		
Deposits:		
Noninterest-bearing demand	$244,516	$251,617
Interest-bearing demand	594,359	611,677
Savings	109,958	104,661
Time	680,789	581,331
Total deposits	1,629,622	1,549,286
Short-term borrowings	-	15,500
Accrued interest payable	3,952	2,488
Senior long-term debt	19,838	22,774
Junior subordinated debentures	14,700	14,664
Other liabilities	1,815	1,735
Total Liabilities	1,669,927	1,606,447
Shareholders' Equity		
Common stock:		
$1 par value - authorized 100,600,000 shares; issued 8,807,175 shares	8,807	8,807
Surplus	92,268	92,268
Retained earnings	53,347	44,464
Accumulated other comprehensive income (loss)	(7,138)	(1,556)
Total Shareholders' Equity	147,284	143,983
Total Liabilities and Shareholders' Equity	$1,817,211	$1,750,430

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Periods Ended December 31, 2018	2017
	(unaudited)	
Interest Income:		
Loans (including fees)	$17,186	$14,587
Deposits with other banks	338	36
Securities (including FHLB stock)	3,175	3,307
Federal funds sold	-	1
Total Interest Income	20,699	17,931
Interest Expense:		
Demand deposits	2,258	1,624
Savings deposits	126	54
Time deposits	3,399	2,033
Borrowings	422	411
Total Interest Expense	6,205	4,122
Net Interest Income	14,494	13,809
Less: Provision for loan losses	786	758
Net Interest Income after Provision for Loan Losses	13,708	13,051
Noninterest Income:		
Service charges, commissions and fees	726	738
ATM and debit card fees	550	522
Net (losses) gains on securities	(928)	401
Net gains on sale of loans	102	184
Other	285	539
Total Noninterest Income	735	2,384
Noninterest Expense:		
Salaries and employee benefits	5,909	5,424
Occupancy and equipment expense	1,493	1,231
Other	3,833	3,706
Total Noninterest Expense	11,235	10,361
Income Before Income Taxes	3,208	5,074
Less: Provision for income taxes	590	2,568
Net Income	$2,618	$2,506
Per Common Share:		
Earnings	$0.30	$0.28
Cash dividends paid	$0.16	$0.16
Weighted Average Common Shares Outstanding	8,807,175	8,807,175
Return on Average Assets	0.60%	0.59%
Return on Average Common Equity	7.24%	6.92%

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Years Ended December 31, 2018 (unaudited)	2017
Interest Income:		
Loans (including fees)	$64,836	$54,034
Deposits with other banks	612	178
Securities (including FHLB stock)	12,941	13,325
Federal funds sold	1	9
Total Interest Income	78,390	67,546
Interest Expense:		
Demand deposits	8,531	5,526
Savings deposits	407	201
Time deposits	10,690	7,112
Borrowings	1,738	1,554
Total Interest Expense	21,366	14,393
Net Interest Income	57,024	53,153
Less: Provision for loan losses	1,354	3,822
Net Interest Income after Provision for Loan Losses	55,670	49,331
Noninterest Income:		
Service charges, commissions and fees	2,988	2,589
ATM and debit card fees	2,122	1,986
Net (losses) gains on securities	(1,830)	1,397
Net gains on sale of loans	278	311
Other	1,722	2,057
Total Noninterest Income	5,280	8,340
Noninterest Expense:		
Salaries and employee benefits	22,888	20,113
Occupancy and equipment expense	5,601	4,505
Other	14,786	13,903
Total Noninterest Expense	43,275	38,521
Income Before Income Taxes	17,675	19,150
Less: Provision for income taxes	3,462	7,399
Net Income	$14,213	$11,751
Per Common Share:		
Earnings	$1.61	$1.37
Cash dividends paid	$0.64	$0.60
Book Value Per Common Share	$16.72	$16.35
Weighted Average Common Shares Outstanding	8,807,175	8,608,088
Return on Average Assets	0.82%	0.71%
Return on Average Common Equity	9.98%	8.59%

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Regional Manager
Abbeville

Thomas F. Brothers
Director of Internal Audit

Ronald R. Foshee
Regional Manager
Denham Springs

Adam J. Johnston
Regional Manager
North Lousiana

Mikki M. Kelley
Human Resouce Department Manager

Jordan Montgomery Lewis
Texas Area President

Michael F. Lofaso
Regional Manager
Ponchatoula

Brandon C. Long
Chief Lending Officer

Ronnie C. Pittman
Special Assets Manager

Desiree B. Simmons
Loan Administration, Marketing & Training

Evan M. Singer
Regional Manager & Director of Mergers & Acquisitions

J. Richard Stark
Operations

Randy S. Vicknair
Chief Credit Officer

Christy L. Wells
Regional Manager
Hammond

Vice Presidents

Charles L. Baggs
Ashley N. Bell
Betty A. Boney
Brenda A. Briscoe
Cheryl Q. Brumfield
Colleen B. Ebarb
Ronald W. Edmonds
Denise D. Fletcher
Hector I. Garcia, CIO
Shirley P. Jones
JoEllen K. Juhasz, BSA Officer
Michael D. Knighten
Craig E. Scelfo
Scott B. Schilling
Lisa K. Stoker
D. Lynn Talley
Kristina E. Terry
Michael A. Wiggins

Controller

Eric M. Fuller

Assistant Vice Presidents

James M. Baxter
Darrell D. Bruchhaus
Lance S. Davis
Vanessa R. Drew
Vikki W. Dupaquier
Harrison P. Gill
Kevin J. Foster
Christy L. Frierson
Ludrick P. Hidalgo
Leslie A. Hinzman
A. Shane Hughes
Mandy P. Lee
Keith T. Klein
Dev M. Patel
Tracy D. Perry
Philip C. Qualls
John A. Synco

Officers

Rebecca G. Brown
Lauryn H. Coburn
Jeannette N. Ernst
Rahul R. Patel
Diane Patterson
Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center:
  Kentwood
  Kentwood West
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Bossier City Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Texas

Denton Banking Center
Fort Worth Banking Center
Garland Banking Center
McKinney Banking Center
Waco Banking Center

ATM Locations

North Louisiana

Benton
  189 Burt Boulevard
Bossier City
  4221 Airline Drive
Dubach
  117 East Hico Street
Haynesville
  10065 Highway 79
Homer
  401 North 2nd Street
  (Homer Memorial Hospital)
Oil City
  126 South Highway 1
Vivian
  102 East Louisiana Ave.

ATM Locations

South Louisiana

Abbeville
  799 West Summers Drive
Amite
  100 East Oak Street
  1014 West Oak Street
Bedico
  28473 Highway 22
  Bedico Supermarket
Denham Springs
  2231 South Range Avenue
Greensburg
  6151 Highway 10
Hammond
  1201 West University Avenue
  2111West Thomas Street
  400 East Thomas Street
  4 Medical Center Drive
  (North Oaks Medical Center)
  1900 S. Morrison Boulevard
  (North Oaks Rehabilitation Center)
Independence
  455 West Railroad Ave.
Jennings
  500 North Cary
Kentwood
  723 Avenue G
Livingston
  17199 Spring Ranch Road
  (Livingston Parish Medical Ctr.)
Loranger
  19518 Hwy 40
Montpelier
  35651 Highway 16
Ponchatoula
  105 Berryland
  500 West Pine Street
Robert
  22628 Highway 190
Walker
  29815 Walker Rd. S
Watson
  33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009